                                                                    EXHIBIT 24.1
                                POWER OF ATTORNEY
                              (Curtis J. Crawford)


         I hereby appoint Steven P. Hanson, Dario Sacomani, and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as Chairman of the Board of Directors of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 2000, and any amendments.

Dated:  March 13, 2001

                                                 /s/ Curtis J. Crawford
                                                     ---------------------------
                                                     CURTIS J. CRAWFORD

                                POWER OF ATTORNEY
                                (David Bonderman)


         I hereby appoint Steven P. Hanson, Dario Sacomani, and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 2000, and any amendments.

Dated:  March 12, 2001

                                                 /s/ David Bonderman
                                                     ---------------------------
                                                     DAVID BONDERMAN

                                POWER OF ATTORNEY
                               (Richard W. Boyce)


         I hereby appoint Steven P. Hanson, Dario Sacomani, and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 2000, and any amendments.

Dated:  March 13, 2001

                                                 /s/ Richard W. Boyce
                                                     ---------------------------
                                                     RICHARD W. BOYCE

                                POWER OF ATTORNEY
                                (Justin T. Chang)


         I hereby appoint Steven P. Hanson, Dario Sacomani, and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 2000, and any amendments.

Dated:  March 13, 2001

                                                 /s/ Justin T. Chang
                                                     ---------------------------
                                                     JUSTIN T. CHANG

                                POWER OF ATTORNEY
                               (William A. Franke)


         I hereby appoint Steven P. Hanson, Dario Sacomani, and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 2000, and any amendments.

Dated:  March 14, 2001

                                                 /s/ William A. Franke
                                                     ---------------------------
                                                     WILLIAM A. FRANKE

                                POWER OF ATTORNEY
                             (Albert Hugo-Martinez)


         I hereby appoint Steven P. Hanson, Dario Sacomani, and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 2000, and any amendments.

Dated:  March 13, 2001

                                                 /s/ Albert Hugo-Martinez
                                                     ---------------------------
                                                     ALBERT HUGO-MARTINEZ

                                POWER OF ATTORNEY
                                (John W. Marren)


         I hereby appoint Steven P. Hanson, Dario Sacomani, and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 2000, and any amendments.

Dated:  March 14, 2001

                                                 /s/ John W. Marren
                                                     ---------------------------
                                                     JOHN W. MARREN

                                POWER OF ATTORNEY
                               (David M. Stanton)


         I hereby appoint Steven P. Hanson, Dario Sacomani, and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 2000, and any amendments.

Dated:  March 13, 2001

                                                 /s/ David M. Stanton
                                                     ---------------------------
                                                     DAVID M. STANTON

                                POWER OF ATTORNEY
                               (Steven P. Hanson)


         I hereby appoint Michael Rohleder, Dario Sacomani, and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me on behalf of the registrant, ON Semiconductor Corporation, and/or as a Director and/or Principal Executive Officer of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 2000, and any amendments.

Dated:  March 12, 2001

                                                 /s/ Steven P. Hanson
                                                     ---------------------------
                                                     STEVEN P. HANSON

                                POWER OF ATTORNEY
                                (Dario Sacomani)


         I hereby appoint Steven P. Hanson, Michael Rohleder, and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me on behalf of the registrant, ON Semiconductor Corporation, and/or as a Principal Financial Officer and/or Principal Accounting Officer of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 2000, and any amendments.

Dated:  March 13, 2001

                                                 /s/ Dario Sacomani
                                                     ---------------------------
                                                     DARIO SACOMANI

                               POWER OF ATTORNEY
                               -----------------
                                (John J. Legere)

     I hereby appoint Steven P. Hanson, Dario Sacomani, and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 2000, and any amendments.


Dated: March 16, 2001

                                   /s/ John J. Legere
                                   ------------------
                                   JOHN J. LEGERE

                               POWER OF ATTORNEY
                              (Jerome N. Gregoire)


     I hereby appoint Steven P. Hanson, Dario Sacomani, and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 2000, and any amendments.



Dated: March 27, 2001

                                                  /s/ Jerome N. Gregoire
                                                  ----------------------
                                                     JEROME N. GREGOIRE